UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  DECEMBER 9, 2002


                         DRUMMOND FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


                                   WASHINGTON
                            (State of Incorporation)


            000-25677                                    95-4426690
     (Commission File Number)               (I.R.S. Employer Identification No.)


      FLOOR 21, MILLENNIUM TOWER, HANDELSKAI 94-96, A-1200, VIENNA, AUSTRIA
                                (Address of office)


                                (43) 1 240 25 102
              (Registrant's telephone number, including area code)


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ITEM  5.     OTHER  EVENTS.

In connection with the report on Form 8-K which was previously filed by Drummond Financial Corporation (the "Corporation") on or about July 25, 2002 the putative derivative action commenced by Gibralt Holdings Ltd. in the Delaware Chancery Court (the "Court") has received certification from the Court as a class action on behalf of shareholders.

The Court has further ordered that the Stipulation and Agreement of Compromise, Settlement and Release (the "Settlement") entered into on July 25, 2002 was fair, reasonable and adequate and in the best interests of the parties to the class action and was thereby approved and the parties to the Settlement were thereby authorized and directed to comply with the terms of the Settlement and to consummate it in accordance with its terms and provisions.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               DRUMMOND  FINANCIAL  CORPORATION

                                 /s/  Michael  J.  Smith
                               --------------------------------
                               Michael  J.  Smith
                               President


Date:  December  9,  2002